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          BALLOT FOR OWNERS OF OLD SENIOR NOTES OF FLAGSTAR CORPORATION
                             CLASS 4 UNDER THE PLAN
                    TO BE RECEIVED BY THE SOLICITATION AGENT
               BEFORE 5:00 P.M., EASTERN TIME, ____________, 1997







                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re                                     )  Case No. 97-
                                          )  Chapter 11
FLAGSTAR COMPANIES, INC.,                 )
FLAGSTAR CORPORATION                      )  BALLOT FOR ACCEPTING OR
                                          )  REJECTING "DEBTORS' JOINT PLAN OF
                                 Debtors. )  REORGANIZATION" TO BE FILED BY
                                          )  FLAGSTAR COMPANIES, INC. AND
                                          )  FLAGSTAR CORPORATION
_________________________________________ )  (CLASS 4)


THIS BALLOT IS TO BE USED BY BENEFICIAL OWNERS OF 103/4% SENIOR NOTES AND FOR BENEFICIAL OWNERS OF 107/8% SENIOR NOTES (THE "OLD SENIOR NOTES") OR REGISTERED HOLDERS WHO ARE BENEFICIAL OWNERS. PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. PLEASE COMPLETE, SIGN AND DATE THIS BALLOT AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY. IF YOUR VOTE HAS NOT BEEN RECEIVED BY ______________________________ (THE "SOLICITATION AGENT") BY 5:00 P.M., EASTERN
TIME, ON ____________, 1997, UNLESS EXTENDED (THE "DEADLINE"), IT WILL NOT BE COUNTED. IF THE ENCLOSED RETURN ENVELOPE IS ADDRESSED TO YOUR NOMINEE OR YOUR NOMINEE'S PROXY INTERMEDIARY, PLEASE MAIL YOUR BALLOT SUFFICIENTLY IN ADVANCE OF THE DEADLINE SO THAT IT MAY BE PROCESSED AND FORWARDED TO THE SOLICITATION AGENT BEFORE THE DEADLINE. FACSIMILE BALLOTS WILL NOT BE ACCEPTED.

         Flagstar Companies, Inc. ("FCI") and its wholly-owned subsidiary Flagstar Corporation ("Flagstar") are soliciting your vote with respect to their joint plan of reorganization under Chapter 11 of the United States Bankruptcy Code (the "Plan") referred to and described in the accompanying Solicitation and Disclosure Statement dated ____________, 1997, (the "Solicitation Statement"). This Ballot is to be used by beneficial owners, or registered holders who are beneficial owners, of the Old Senior Notes. The Old Senior Notes are classified as

Class 4 in the Plan. Please review the Solicitation Statement and the appendices thereto carefully before you vote. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.

         FCI and Flagstar have not yet commenced their Reorganization Cases. If the Plan receives sufficient acceptances, FCI and Flagstar intend to commence their Reorganization Cases and promptly seek Confirmation of the Plan.

         The Plan can be confirmed by the Bankruptcy Court if (i) it is accepted by at least one Impaired Class of Claims or Interests (without counting the vote of any insider), (ii) the Bankruptcy Court finds that the Plan accords fair and equitable treatment to any Class that rejects or is deemed to have rejected the Plan, and (iii) the Bankruptcy Court determines the Plan otherwise satisfies the requirements of section 1129(b) of the United States Bankruptcy Code. A Class of Claims will be deemed to have accepted the Plan if Holders of at least two-thirds in dollar amount and more than one-half in number of the Claims in such class who cast timely Ballots vote to accept the Plan. If the Plan is confirmed by the Bankruptcy Court, all Holders of the Old Senior Notes and all other Holders of Claims against and Interests in the Company (including those who abstain or vote to reject the Plan) will be bound by the Plan and the transactions contemplated thereby.

         The record date (the "Record Date") for purposes of determining which holders of Old Senior Notes are eligible to vote on the Plan is ____________, 1997. Only holders of Old Senior Notes in whose name such securities are registered on the books of the Company on the Record Date or any person who has obtained a properly completed proxy from such person are eligible to vote on the Plan. Holders of Old Senior Notes who purchased such securities or whose purchase of such securities is registered after the Record Date who wish to vote on the Plan must arrange with their respective seller(s) to receive a proxy from the holder of record on such date, a form of which is included on the last page of this Ballot for your convenience.

PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE YOUR ACCEPTANCE OR REJECTION OF THE PLAN:

ITEM 1.  AGGREGATE PRINCIPAL AMOUNT OF OLD SENIOR NOTES.

         This Ballot is cast by or on behalf of the beneficial owner of the aggregate principal amount of the Old Senior Notes indicated immediately below.

------------------------------------------------------------------------------------------------------------------------
           CERTIFICATE NUMBER(S) (IF KNOWN) OR
                 CUSTOMER ACCOUNT NUMBERS                         AGGREGATE PRINCIPAL AMOUNT OF OLD SENIOR NOTES
------------------------------------------------------------------------------------------------------------------------
                                                            $
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

ITEM 2.  CLASS 4 UNDER THE PLAN (OLD SENIOR NOTES) VOTE.

         The beneficial owner of the aggregate principal amount of Old Senior Notes set forth in Item 1 votes to (please check one):

                                    Accept the Plan [ ]

                                    Reject the Plan [ ]

ITEM 3.  CERTIFICATION AS TO OLD SENIOR NOTES HELD IN ADDITIONAL ACCOUNTS.

         By returning this Ballot, the undersigned certifies that the beneficial owner either (i) has not submitted any other Ballots for Old Senior Notes held in other accounts or other record names, OR (ii) has provided the information specified in the following table for all other Old Senior Notes for which the beneficial owner has submitted additional Ballots (please use additional sheets of paper if necessary):


_________________________________         ____________________________________    $ ______________________________
         Other Account number             Name of registered holder or nominee           Face amount of Old Notes

_________________________________         ____________________________________    $ ______________________________
         Other Account number             Name of registered holder or nominee           Face amount of Old Notes


ITEM 4. By signing this Ballot, the undersigned certifies that: (a) the beneficial owner has been provided with a copy of the Solicitation Statement and the appendices thereto; (b) the beneficial owner of the face amount of Old Senior Notes set forth in Item 1 has full power and authority to vote to accept or reject the Plan, (c) such beneficial owner has voted to accept or reject the Plan as set forth in Item 2 above and (d) this Ballot has been executed on behalf of a single beneficial owner. The undersigned also acknowledges that this solicitation of acceptances of the Plan is subject to all the terms and conditions set forth in the Solicitation Statement.

ITEM 5. By signing this Beneficial Owner Ballot, the undersigned certifies that it either (a) is the registered or record holder of the Old Senior Notes to which this Ballot pertains and is sending this Ballot directly to the Solicitation Agent, or (b) the beneficial owner of the Old Senior Notes to which this Ballot pertains and is sending this Ballot to the registered or record holder of, or other nominee of the undersigned, with respect to the Old Senior Notes to which this Ballot pertains, whom the undersigned hereby authorizes and instructs to (x) execute a Master Ballot reflecting this Beneficial Owner Ballot, and (y) deliver such Master Ballot to the Solicitation Agent.



                                      Name: ____________________________________
                                           (Print or Type)

                                      __________________________________________
                                      Social Security or Federal Tax I.D. No.

                                      Signature: _______________________________

                                      By: ______________________________________
                                          (If Appropriate)

                                      Title: ___________________________________
                                             (If Appropriate)

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                                      Address: _________________________________
                                               Street

                                      __________________________________________
                                      City, State and Zip Code

                                      Telephone Number: (___)___________________

                  INSTRUCTIONS FOR COMPLETING THE MASTER BALLOT


                  THE BALLOT IS NOT A LETTER OF TRANSMITTAL AND MAY NOT BE USED FOR ANY PURPOSE OTHER THAN TO VOTE TO ACCEPT OR REJECT THE PLAN. Accordingly, holders should NOT surrender certificates representing their securities in connection with voting on the Plan, and neither the Company nor the Solicitation Agent will accept delivery of any such certificates tendered together with this Master Ballot.

                   Surrender of Old Senior Notes for exchange may only be made pursuant to a letter of transmittal which will be furnished subsequently by the Company.

                  To have your vote count, you must complete, sign and return this Ballot so that it is received by the Solicitation Agent not later than 5:00 p.m., Eastern time, on _______________, 1997, unless extended at the sole discretion of the Company. Incomplete Ballots will not be counted.

                  IF YOU ARE THE REGISTERED HOLDER AND NOT THE BENEFICIAL OWNER, PLEASE FORWARD THE BALLOT TOGETHER WITH THE SOLICITATION STATEMENT TO THE BENEFICIAL OWNER.

                  To properly complete the Ballot, you must follow the procedures described below:

                           (a) make sure that the information required by Item 1
                  has been inserted; if you do not know the principal amount of Old Senior Notes held by you, please contact either the Solicitation Agent, your broker or your nominee;

                           (b) cast one vote to accept or reject the Plan by
                  checking the proper box in Item 2 for the Old Senior Notes held by you;

                           (c) provide the information required by Item 3 if the
                  beneficial owner has submitted any other Ballots for Old Senior Notes held in other accounts or other record names;

                           (d) sign and date your Ballot;

                           (e) If you believe that you have received the wrong
                  Ballot, please contact either the Company or your broker or your nominee immediately;

                           (f) if you believe you are completing this Ballot on
                  behalf of another entity, indicate your relationship with such entity and the capacity in which you are signing;

                           (g) provide your name and mailing address if
                  different from the printed address which appears on the Ballot, or if no preprinted address appears on the Ballot;

                           (h) please use additional sheets of paper if
                  additional space is required to respond to any item on the Ballot (clearly marked to indicate the applicable item of the Ballot); and

                           (i) return your Ballot using the enclosed return
                  envelope. IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED DIRECTLY TO THE SOLICITATION AGENT, PLEASE MAIL YOUR BALLOT SO THAT IT WILL BE RECEIVED BY THE DEADLINE. IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO A BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY, YOU MUST RETURN YOUR BALLOT EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED AND THEN FORWARDED TO THE SOLICITATION AGENT BY THE DEADLINE. PLEASE ALLOW ADDITIONAL TIME.

                  YOUR BALLOT SHOULD BE FORWARDED IN AMPLE TIME FOR YOUR VOTE TO BE RECEIVED BY THE SOLICITATION AGENT BY 5:00 P.M., EASTERN TIME, ON ____________, 1997, UNLESS EXTENDED (THE "DEADLINE"), OR YOUR VOTE WILL NOT BE COUNTED.

                  o IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED DIRECTLY TO THE SOLICITATION AGENT, PLEASE MAIL YOUR BALLOT SO THAT IT WILL BE RECEIVED BY THE DEADLINE.

                  o IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO A BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY, YOU MUST RETURN YOUR BALLOT EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED AND THEN FORWARDED TO THE SOLICITATION AGENT BY THE DEADLINE. PLEASE ALLOW ADDITIONAL TIME.

                  o IF YOU DID NOT RECEIVE A RETURN ENVELOPE WITH YOUR BALLOT PLEASE CONTACT THE SOLICITATION AGENT OF YOUR BROKER OR NOMINEE.

                     (THIS PAGE IS FOR USE AS A PROXY ONLY.
                IT NEED NOT BE COMPLETED AS PART OF THE BALLOT)


                              PROXY WITH RESPECT TO
                         SOLICITATION OF ACCEPTANCES FOR
                                       THE
                            PLAN OF REORGANIZATION OF
                FLAGSTAR COMPANIES, INC. AND FLAGSTAR CORPORATION
                         FROM THE HOLDERS OF OUTSTANDING

                      FLAGSTAR CORPORATION OLD SENIOR NOTES


                  The undersigned hereby irrevocably appoints __________________
________________________________________________________________________________
as attorney and proxy of the undersigned, with full power of substitution, to vote to accept or reject the Plan (as defined below) with respect to the Old Senior Notes of Flagstar Corporation (the "Old Senior Notes"), pursuant to the Solicitation Statement dated ____________, 1997, in which Flagstar Companies, Inc. ("FCI") is soliciting acceptances from record holders of the Old Senior Notes as of the close of business on _______, 1997 (the "Record Date") for its plan of reorganization under Chapter 11 of the United States Bankruptcy Code (the "Plan"), with all the power the undersigned would possess if voting personally. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST AND SHALL EXPIRE ON THE DEADLINE (____________, 1997 UNLESS EXTENDED BY THE COMPANY).


Name(s): _________________________  Signature(s): ______________________________

         _________________________                ______________________________

                                    By:           ______________________________

                                    Title:        ______________________________

                                    Dated:        ______________________________


                                    Signatures Guaranteed By:

                                    ____________________________________________
                                              (Name of Institution)

                                    ____________________________________________
                                              Authorized Signature

                                    ____________________________________________
                                                     Title

Principal Amount of
Old Senior Notes Owned:  $______________________________________________________


         This proxy must be executed by the record holder(s) at the close of business on the Record Date in exactly the same manner as the name(s) appear(s) on the Old Senior Notes to which this proxy relates. If the Old Senior Notes to which this proxy relates are held of record by two or more joint holders on the Record Date, all such holders must sign this proxy. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to the Company and the Solicitation Agent of such person's authority so to act. If Old Senior Notes owned by the record holder on the Record Date are registered in different names, separate proxies must be executed covering each form of registration. Unless the record holder on the Record Date is a member of an authorized signature guarantee program recognized by the Company (an "Eligible Institution"), this proxy must be guaranteed by an Eligible Institution confirming the right of the signatory to the Ballot to execute such Ballot on behalf of the record holder.

         Except as otherwise provided in this Proxy, all signatures on this Proxy must be guaranteed by an institution that is a member of a Signature Guarantee Program (an "Eligible Guarantor Institution") recognized by the Solicitation Agent (i.e., the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP), and the New York Stock Exchanges Medallion Signature Program (MSP)), unless expressly waived by the Company. Signatures on this Proxy need not be guaranteed if this Proxy is for Old Senior Notes held for the account of an Eligible Guarantor Institution. IN ALL OTHER CASES ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION.

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